INCOME TAXES	12 Months Ended
Oct. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The domestic and foreign components of income before taxes are:

	Years Ended October 31,
	2024	2023	2022
	(in millions)
U.S. operations	$391	$614	$858
Non-U.S. operations	1,130	725	646
Total income before taxes	$1,521	$1,339	$1,504
The provision for income taxes is comprised of:

	Years Ended October 31,
	2024	2023	2022
	(in millions)
U.S. federal taxes:
Current	$182	$117	$173
Deferred	(104)	(84)	(28)
Non-U.S. taxes:
Current	87	26	47
Deferred	60	38	35
State taxes, net of federal benefit:
Current	27	12	22
Deferred	(20)	(10)	1
Total provision for income taxes	$232	$99	$250

The differences between the U.S. federal statutory income tax rate and our effective tax rate are:

	Years Ended October 31,
	2024	2023	2022
	(in millions)
Profit before tax times statutory rate	$319	$281	$316
State income taxes, net of federal benefit	7	2	23
Non-U.S. income taxed at different rates	(14)	20	(18)
Change in unrecognized tax benefits	(8)	(35)	(6)
Foreign-derived intangible income deduction	(47)	(41)	(46)
Realized loss on divestiture of business	—	(104)	—
Excess tax benefits from stock-based compensation	(4)	(14)	(19)
Other, net	(21)	(10)	—
Provision (benefit) for income taxes	$232	$99	$250
Effective tax rate	15.3%	7.4%	16.6%

For 2024, our income tax expense was $232 million with an effective tax rate of 15.3 percent. For the year ended October 31, 2024, our effective tax rate and the resulting provision for income taxes were impacted by the tax benefit of $47 million related to foreign-derived intangible income.

For 2023, our income tax expense was $99 million with an effective tax rate of 7.4 percent. For the year ended October 31, 2023, our effective tax rate and the resulting provision for income taxes were impacted by the federal tax benefit of $104 million related to the realized loss on the divestiture of a business. The income taxes for the year ended October 31, 2023, also include the tax benefit of $41 million related to foreign-derived intangible income along with the tax benefit of $30 million related to the release of tax reserves in the U.S. due to the settlement of the audit with the Internal Revenue Service ("IRS") for tax years 2018 and 2019.

For 2022, our income tax expense was $250 million with an effective tax rate of 16.6 percent. For the year ended October 31, 2022, our effective tax rate and the resulting provision for income taxes were impacted by the tax benefit of $46 million related to foreign-derived intangible income.

We have negotiated a tax holiday in Singapore. The tax holiday provides a lower rate of taxation on certain classes of income and requires various thresholds of investments and employment or specific types of income. The tax holiday in Singapore was renegotiated and extended through 2030. As a result of the incentive, the impact of the tax holiday decreased income taxes by $84 million, $54 million, and $53 million in 2024, 2023, and 2022, respectively. The benefit of the tax holiday on net income per share (diluted) was approximately $0.29, $0.18, and $0.18 in 2024, 2023 and 2022, respectively.
The significant components of deferred tax assets and deferred tax liabilities included on the consolidated balance sheet are:

	Years Ended October 31,
	2024	2023
	(in millions)
Deferred Tax Assets
Intangibles	$20	$102
Employee benefits, other than retirement	31	36
Net operating loss, capital loss, and credit carryforwards	184	152
Deferred revenue	98	16
Share-based compensation	25	24
Capitalized R&D	93	41
Lease obligations	39	37
Other	35	42
Deferred tax assets	$525	$450
Tax valuation allowance	(113)	(112)
Deferred tax assets, net of valuation allowance	$412	$338

Deferred Tax Liabilities
Property, plant and equipment	$(62)	$(26)
Pension benefits and retiree medical benefits	(41)	(25)
Right-of-use asset	(39)	(37)
Other	(4)	(4)
Deferred tax liabilities	$(146)	$(92)
Net deferred tax assets (liabilities)	$266	$246

Valuation allowances require an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. Such assessment is required on a jurisdiction by jurisdiction basis. As of October 31, 2024, we continued to maintain a valuation allowance of $113 million until sufficient positive evidence exists to support reversal. The valuation allowance is primarily related to deferred tax assets for the state of California, along with the net operating losses in the Netherlands and capital losses in Australia.

At October 31, 2024, we had federal, state and foreign net operating loss carryforwards of approximately $12 million, $39 million and $280 million, respectively. The federal and state net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax laws. If not utilized, the federal and state net operating loss carryforwards will begin to expire in 2025. If not utilized, $82 million of the foreign net operating loss carryforwards will begin to expire in 2029. The remaining $198 million of the foreign net operating losses carry forward indefinitely. At October 31, 2024, we had foreign capital loss carryforwards of $110 million. The foreign capital losses carry forward indefinitely. At October 31, 2024, we had state tax credit carryforwards of approximately $92 million. The state tax credits carry forward indefinitely. At October 31, 2024, we had foreign tax credit carryforwards of approximately $17 million. If not utilized, the foreign tax credit carryforwards will begin to expire in 2039.

The breakdown between long-term deferred tax assets and deferred tax liabilities was as follows:

	October 31,
	2024	2023
	(in millions)
Long-term deferred tax assets (included within other assets)	$351	$284
Long-term deferred tax liabilities (included within other long-term liabilities)	(85)	(38)
Total	$266	$246
The breakdown between current and long-term income tax assets and liabilities, excluding deferred tax assets and liabilities, was as follows:

	October 31,
	2024	2023
	(in millions)
Current income tax assets (included within other current assets)	$147	$100
Long-term income tax assets (included within other assets)	3	3
Current income tax liabilities (included within other accrued liabilities)	(152)	(73)
Long-term income tax liabilities (included within other long-term liabilities)	(115)	(162)
Total	$(117)	$(132)

Uncertain Tax Positions

The aggregate changes in the balances of our gross unrecognized tax benefits including all federal, state and foreign tax jurisdictions are as follows:

	2024	2023	2022
	(in millions)
Balance, beginning of year	$98	$123	$133
Additions for tax positions related to the current year	6	5	5
Additions for tax positions from prior years	3	3	—
Reductions for tax positions from prior years	(1)	(27)	(9)
Statute of limitations expirations	(9)	(6)	(6)
Balance, end of year	$97	$98	$123

As of October 31, 2024, we had $114 million of unrecognized tax benefits, including interest and penalties of which $91 million, if recognized, would affect our effective tax rate.

Interest and penalties accrued as of October 31, 2024 and 2023 were $17 million and $16 million, respectively. We recognized tax expense of $1 million in 2024, tax benefit of $5 million in 2023, and tax benefit of $2 million in 2022, for interest and penalties related to unrecognized tax benefits.

In the U.S., tax years remain open back to the year 2021 for federal income tax purposes and 2020 for significant states. In other major jurisdictions where we conduct business, the tax years generally remain open back to the year 2014.

With these jurisdictions and the U.S., it is reasonably possible that some tax audits may be completed over the next twelve months. However, management is not able to provide a reasonably reliable estimate of the timing of any other future tax payments or change in unrecognized tax benefits, if any.